UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report May 3, 2010

Commission File Number  000-27261

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Oregon	93-0549963
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 3, 2010, CH2M HILL Companies, Ltd. (“CH2M HILL”) held its Annual Meeting of Shareholders.  In accordance with Item 5.07 of Form 8-K, effective February 28, 2010, CH2M HILL is providing the following information regarding the results of the matters voted on by the holders of CH2M HILL’s common stock at the annual meeting.

1. Election of Directors.

Director	Votes For	Votes Withheld	Broker Non-Votes
Manuel Ernesto Aguirre	24,610,688	775,004	0
Jerry D. Geist	24,920,271	465,421	0
Charles “Chad” O. Holliday, Jr.	24,804,181	581,511	0
Michael E. McKelvy	24,580,477	805,215	0
Georgia R. Nelson	24,688,843	696,849	0

2. Ratification of the appointment of KPMG LLP as the independent auditor for the Corporation for 2010.

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,148,640.556	151,748.228	85,303.114	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M HILL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: May 4, 2010	By:	/s/Margaret B. McLean
Margaret B. McLean

Its: Vice President, Chief Legal Officer, and Company Secretary